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                                                                   Exhibit 10.16

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

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
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Part I - Amendment pursuant to
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1a. Contract No.    1b. Amendment No.     1c. Effective Date     1d. Begin Contract Term     1e. End Contract Term

    SNET-01-GLR         02(Page 1 of 2)       08/27/2001             08/27/2001                  08/26/2006
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1f. For Mail service      City & State                                               City & State
    in or between         Great Lakes/Midwest Area Air Stops         ORD, IND, DTW, GRR, DSM, MKE, GFK, FSD, MCI, ICT,
                                                                                           OMA, MSP
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Part II -- Contractor
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2a. Name and address of contractor (street, city, state, and zip___)  2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                          93-0876736
                                                                      ------------------------------------------------
3850 Three Mile Lane                                                  2c. Telephone (Area code and number)

McMinnville, OR 97128-9496                                                              503 472-9361
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Part III -- Description of amendment

Effective August 27, 2001, the contract is amended as follows:

Change Attachment B, "First Mail Available," as follows:

FSD from 02:00 to 00:01
ICT from 23:00 to 01:00

Change Package 7 - Details, MIDWEST Area, AMC Kansas City, MO to read as follows:

AMC KANSAS CITY MO   1 PRIORITY OUTSIDES
                     2 PRIORITY SACKS/PRIORITY FLAT TUBS
                     3 LETTER TRAYS
                     4 FIRST CLASS FLAT TUBS

Change Package 7 - Details, MIDWEST Area, AMC Minneapolis, MN to read as follows:

Tender 2 AMJ's, 4 Demis, and 4 LD3s to the current AMC, 5000 Green Lane, and unload mail onto two belts. The upper belt is for First Class trays and all tubs and the lower belt is for all Priority sacks and outsides.

The remaining air containers will be tendered to the SW Cargo facility, 7401 26th Avenue South, and all mail will be unloaded onto induction belt. The induction can accommodate two airline dollies at a time with one on each side of the belt.

Change Attachment B, "Latest Tender Time to Aviation Supplier," for AMC O'Hare, IL (ORD) from 5:00 to 5:30.

Change Attachment B, Package 7, AMC O'Hare, IL (ORD) "First Mail Available," to 15:00.

Except as provided herein, all terms and conditions of the contract described in Part I remain unchanged and in full force and effect. The parties hereunder have caused this amendment to be executed, effective the date set forth in
Part III.

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Contractor                                                   U.S. Postal Service
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Signature of person authorized to sign and date              Signature of contracting officer and date


/s/ Brian Bauer                                 10/4/01      /s/ Cheryl R. Brazil                             10/12/01
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Signature                                         Date       Signature                                          Date

BRIAN BAUER                                   PRESIDENT      Cheryl R. Brazil                     Purchasing Spec./C.o
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Name and title of person authorized to sign                  Name and title of contracting officer

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PS Form 7406, June 1990

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CONTRACT SNET-01-GLR
AMENDMENT 2 (CONTINUED)
PAGE 2 OF 2

Change Attachment B, "Required Ground Handler Facility." from "Y" to "N" for Indianapolis, IN (IND). USPS will provide space for THS at the IND Hub.

The following locations will receive the destinating mail at the following times during weekend operations as shown. (Times are different from those listed in solicitation Attachment B).

DSM - Saturday: Aircraft scheduled to arrive at 18:09 Saturday. All mail available to ground handler at 19:09.

Additionally, DSM Saturday overflow mail: Aircraft scheduled to arrive at 06:00 Sunday. All mail available to ground handler at 07:00.

DSM - Sunday: Aircraft scheduled to arrive at 18:09 Sunday. All mail available to ground handler at 19:09.

MKE - Saturday: Aircraft scheduled to arrive at 17:59 Saturday. All mail available to ground handler at 18:59.

Additionally, MKE - Saturday overflow mail: Aircraft scheduled to arrive at 6:00 Sunday. All mail available to ground handler at 07:00.

MKE - Sunday: Aircraft scheduled to arrive at 17:59 Sunday. All mail available to ground handler at 19:09.

See revised Attachments A, B, D, and E.

Changes in price due to the above modifications are subject to negotiation.